UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 29, 2023

NEURONETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38546	33-1051425
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3222 Phoenixville Pike, Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 640-4202

(Former name or former address, if changed since last report.) Not applicable.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name on each exchange on which registered
Common Stock ($0.01 par value)	STIM	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 29, 2023, Neuronetics, Inc. (the “Company”) entered into that certain Fifth Amendment to Loan and Security Agreement (the “Amendment”) with SLR Investment Corp. (formerly known as Solar Capital Ltd.) (“Solar”), as collateral agent, and the lenders listed on the signature pages thereto (the “Lenders”). The Amendment amends that certain Loan and Security Agreement, dated March 2, 2020 (as amended by that certain First Amendment to Loan and Security Agreement, dated as of April 20, 2020, that certain Second Amendment to Loan and Security Agreement, dated as of December 2, 2020, that certain Third Amendment to Loan and Security Agreement, dated as of February 15, 2022, that certain Fourth Amendment to Loan and Security Agreement, dated as of March 29, 2023 and as further amended, restated, supplemented or modified time to time prior to the Amendment, the “Solar Facility”), by and among the Company, Solar, as collateral agent, and the Lenders.

The Amendment (i) permits the Company to draw on the $22.5 million Term C Loan portion of the Solar Facility, and (ii) revises the required testing levels of the net product revenue and minimum liquidity covenants for certain testing periods. On October 3, 2023, the Company borrowed an aggregate amount of $22.5 million under the Term C Loan portion of the Solar Facility.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under “Solar Facility Amendment” in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference.

Item 7.01.	Regulation FD Disclosure.

On October 3, 2023, the Company issued a press release announcing the Company’s entry into the Amendment. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1†	Fifth Amendment to Loan and Security Agreement, dated September 29, 2023, by and among SLR Investment Corp. (formerly known as Solar Capital Ltd.), as collateral agent, the lenders listed on the signature pages thereto, and Neuronetics, Inc.

99.1	Press Release of Neuronetics, Inc., dated October 3, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†

Certain portions have been omitted to preserve the confidentiality of certain information. The Company will furnish copies of any such information to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEURONETICS, INC.
(Registrant)

Date: October 3, 2023	By:	/s/ Stephen Furlong
	Name:	Stephen Furlong
	Title:	EVP, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)